UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2020

RITTER PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37428	26-3474527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1880 Century Park East, Suite 1000
Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 203-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	RTTR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On January 15, 2020, Ritter Pharmaceuticals, Inc. (“Ritter”), RPG28 Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Ritter (“Merger Sub”), and Qualigen, Inc., a Delaware corporation (“Qualigen”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Qualigen, with Qualigen continuing as a wholly-owned subsidiary of Ritter (the “Merger”). The Merger is intended to qualify as either a tax-free contribution or tax-free reorganization for U.S. federal income tax purposes.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

●	each share of Qualigen common stock held as treasury stock or otherwise by Qualigen, Merger Sub or any other subsidiary of Qualigen immediately prior to the Effective Time will be canceled and retired and will cease to exist, with no consideration being delivered in exchange for such cancellation;

●	each share of Qualigen common stock outstanding immediately prior to the Effective Time (excluding any shares described above and any dissenting shares) will be converted into the right to receive shares of Ritter common stock (the “Ritter Common Stock”) equal to the Exchange Ratio described below;

●	each share of Qualigen Series Alpha preferred stock to be issued in the Pre-Closing Qualigen Financing (described below) outstanding immediately prior to the Effective Time (excluding dissenting shares) will be automatically converted into the right to receive shares of Ritter Series Alpha preferred stock (“Ritter Series Alpha Preferred Stock”) on a one-for-one basis;

●	each share of Qualigen preferred stock (other than the Qualigen Series Alpha Preferred Stock) outstanding immediately prior to the Effective Time will be converted into the applicable number of shares of Qualigen common stock and thereafter converted into the right to receive shares of Ritter Common Stock equal to the Exchange Ratio;

●	Qualigen’s convertible notes outstanding immediately prior to the Effective Time will be converted into the applicable number of shares of Qualigen common stock and thereafter converted into the right to receive shares of Ritter Common Stock equal to the Exchange Ratio;

●	all Qualigen warrants outstanding immediately prior to the Effective Time will be assumed by Ritter and converted into warrants to purchase Ritter Common Stock; and

●	each share of Merger Sub common stock issued and outstanding immediately prior to the Effective Time will be converted into and exchanged for one share of common stock of the Surviving Corporation.

Pursuant to the terms of the Merger Agreement, prior to the Effective Time, Ritter will (i) terminate, redeem or cause to be exercised or (ii) cause the waiver or amendment or the deletion of any anti-dilution adjustment provisions and any provisions that entitle the holder thereof to receive a cash payment as a consequence of the Merger in, substantially all of the Ritter warrants outstanding that either (a) contain an anti-dilution adjustment provision or (b) are entitled to receive a cash payment as a consequence of the Merger. Unless terminated, redeemed or exercised in accordance with the foregoing sentence, at the Effective Time, each Ritter warrant that is outstanding and unexercised immediately prior to the Effective Time, will survive the closing of the Merger (the “Closing”) and remain outstanding in accordance with its terms.

Under the exchange ratio formula set forth in the Merger Agreement (the “Exchange Ratio”), upon the Closing, on a pro forma basis and based upon the number of shares of Ritter Common Stock expected to be issued in the Merger, current Ritter securityholders are expected to own approximately 7.5% of the combined company and the pre-Merger Qualigen securityholders are expected to own approximately 92.5% of the combined company, on a fully-diluted basis and assuming that Qualigen raises the minimum required amount in the Pre-Closing Qualigen Financing (as described below).

As a condition to the Merger, Qualigen has entered into a financing commitment letter with an investor (the “Investor”) to purchase shares of a new series of Qualigen preferred stock (the “Qualigen Series Alpha Preferred Stock”) for at least $4 million in cash no later than immediately prior to the Effective Time (the “Pre-Closing Qualigen Financing”).

In connection with the Merger, Ritter will prepare and file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (the “Registration Statement”) that will contain a proxy statement/prospectus/information statement, and will seek the approval of Ritter’s stockholders with respect to certain actions, including, but not limited to, the following (collectively, the “Ritter Stockholder Matters”):

●

the issuance of Ritter Common Stock to the Qualigen stockholders and Ritter Series Alpha Preferred Stock to the Investor pursuant to the Merger Agreement and the change of control of Ritter resulting from the Merger pursuant to applicable Nasdaq rules;

●	the amendment of Ritter’s certificate of incorporation to effect any reverse split of the outstanding shares of the Ritter Common Stock if deemed necessary by Ritter to obtain or maintain the listing of the Ritter Common Stock on Nasdaq, at a reverse stock split ratio as mutually agreed to by Ritter and Qualigen;

●	the amendment of Ritter’s certificate of incorporation to change the name of Ritter to “Qualigen, Inc.,” or a similar name selected by Qualigen;

●	the amendment of Ritter’s certificate of incorporation to (i) increase the number of authorized shares of Ritter Common Stock, (ii) increase the number of shares of Ritter preferred stock, and (iii) designate and authorize a sufficient number of shares of Ritter Series Alpha Preferred Stock; and

●	the adoption of a new Ritter equity incentive plan.

Consummation of the Merger is subject to certain closing conditions including, among other things, the Registration Statement being declared effective by the SEC, approval by the stockholders of Ritter and Qualigen, the Ritter Common Stock to be issued in the Merger being approved for listing on Nasdaq, the consummation of the Pre-Closing Qualigen Financing, and Ritter’s stockholders’ equity being no less than $0.00 as of immediately prior to the Effective Time.

The Merger Agreement may be terminated by the parties in certain circumstances, including (i) by mutual written consent of Ritter and Qualigen, (ii) by either Ritter or Qualigen if the Merger has not have occurred by May 18, 2020, provided that the agreement may not be terminated by a party whose actions or failure to act was the principal cause of the Merger not be consummated by such time, (iii) by either Ritter or Qualigen if the other party breaches its representations, warranties or covenants under the Merger Agreement, such breach would give rise to the failure of a condition to Closing set forth in the Merger Agreement, and such breach cannot be cured or if capable of being cured is not cured with the time frame set forth in the Merger Agreement, (iv) by Qualigen if the Company fails to maintain its listing on Nasdaq, and (v) by Ritter or Qualigen in order to enter into a definitive agreement with respect to a bona fide written superior proposal to acquire Ritter or Qualigen or their respective assets from a third party, provided that Ritter or Qualigen, as applicable, has complied with the terms and conditions set forth in the Merger Agreement. Upon termination of the Merger Agreement under certain circumstances, a party may be required to pay the other party a termination fee of $100,000.

Following the Closing, Michael Poirier, President, Chief Executive Officer and Chairman of Qualigen, will serve as Ritter’s Chief Executive Officer. The board of directors of Ritter (the “Ritter Board”) will consist of seven (7) directors with six (6) directors to be designated by Qualigen.

Contingent Value Rights Agreement

At the Effective Time, Ritter and Andrew Ritter, as the initial CVR Holders’ Representative and in his capacity as a consultant to Ritter, will enter into a Contingent Value Rights Agreement (the “CVR Agreement”). Pursuant to the Merger Agreement and the CVR Agreement, each Ritter stockholder of record as of immediately prior to the Effective Time (after giving effect to the exercise of any outstanding Ritter stock options or warrants and the conversion of any outstanding Ritter preferred stock, but not to be adjusted for any reverse split to be effected in connection with the Merger) will receive one contingent value right (“CVR”) for each share of Ritter capital stock held by such stockholder, entitling the holder to receive the net proceeds, if any, from any sale, license, transfer, spin-off or other monetizing event of all or any part of Ritter’s current business or all or any part of Ritter’s intellectual property or technology (a “Legacy Monetization”) that is entered into during the period beginning on the date the Merger Agreement was signed and ending on the third anniversary of the closing date of the Merger. Under the CVR Agreement, the combined company agreed to commit $350,000 (subject to reduction pursuant to the terms of the Merger Agreement) for certain expenses to be incurred by Ritter in pursuing and closing any Legacy Monetization. The CVRs will not be transferable by the CVR holders (the “CVR Holders”), except in certain limited circumstances, will not be certificated or evidenced by any instrument, will not accrue interest and will not be registered with the SEC or listed for trading on any exchange. The CVRs will terminate on the tenth anniversary of the Effective Time (the “CVR Termination Date”). No payments with respect to the CVRs will be payable in respect of any Legacy Monetization proceeds actually received after the CVR Termination Date by Ritter. From and after the CVR Termination Date, any further proceeds received by Ritter arising from any Legacy Monetization will be retained by Ritter and will not be distributed to the CVR Holders.

Item 8.01. Other Events.

Attached as Exhibit 99.1 is a copy of the joint press release issued by Ritter and Qualigen on January 21, 2020 announcing the execution of the Merger Agreement.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning Ritter, Qualigen, the proposed Merger, the CVR Agreement, and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Ritter, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the proposed Merger are not satisfied, including the failure to obtain stockholder approval for the proposed Merger in a timely manner or at all; uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Ritter and Qualigen to consummate the Merger; risks related to Ritter’s ability to correctly estimate and manage its operating expenses and its expenses associated with the proposed Merger pending closing; risks related to Ritter’s continued listing on the Nasdaq Capital Market until closing of the proposed Merger; risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed Merger; the risk that the conditions to payment under the CVRs will be not be met and that the CVRs may otherwise never deliver any value to Ritter stockholders; risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results; the ability of Ritter or Qualigen to protect their respective intellectual property rights; competitive responses to the Merger and changes in expected or existing competition; unexpected costs, charges or expenses resulting from the proposed Merger; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; the success and timing of regulatory submissions and pre-clinical and clinical trials; regulatory requirements or developments; changes to clinical trial designs and regulatory pathways; changes in capital resource requirements; risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its product candidates and its preclinical programs; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Ritter’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. Ritter can give no assurance that the conditions to the Merger will be satisfied. Except as required by applicable law, Ritter undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Important Additional Information Will be Filed with the SEC

In connection with the proposed Merger, Ritter intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement/prospectus/information statement. INVESTORS AND STOCKHOLDERS OF RITTER ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RITTER, THE MERGER AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Ritter with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Ritter with the SEC by contacting Ritter by mail at Ritter Pharmaceuticals, Inc., 1880 Century Park East, Suite 1000, Los Angeles, California 90067, Attention: Corporate Secretary. Investors and stockholders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Ritter and its directors and executive officers and Qualigen and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ritter in connection with the Merger. Information regarding the special interests of these directors and executive officers in the Merger will be included in the proxy statement/prospectus/information statement referred to above. Additional information about Ritter’s directors and executive officers is included in Ritter’s definitive proxy statement filed with the SEC on April 26, 2019. These documents are available free of charge at the SEC website (www.sec.gov) and from the Corporate Secretary of Ritter at the address above.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated January 15, 2020, by and among Ritter Pharmaceuticals, Inc., RPG28 Merger Sub, Inc. and Qualigen, Inc.

2.2	Form of CVR Agreement, by and among Ritter Pharmaceuticals, Inc., Andrew Ritter, in his capacity as the initial CVR Holders’ Representative, and Andrew Ritter, in his capacity as a consultant to Ritter

99.1	Joint Press Release, dated January 21, 2020, used by Ritter Pharmaceuticals, Inc. and Qualigen, Inc.

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITTER PHARMACEUTICALS, INC.

By:	/s/ Andrew J. Ritter
Name:	Andrew J. Ritter
Title:	Chief Executive Officer

Date: January 21, 2020